SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported)     MAY 31, 1996

                              CAPITAL BRANDS, INC.
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             (Exact name of registrant as specified in its charter)

         FLORIDA                        0-20594                  65-0506539
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(State or other jurisdiction        (Commission File           (IRS Employer
    or incorporation)                   Number)              Identification No.)

       1225 BROKEN SOUND PARKWAY N.W., SUITE A, BOCA RATON, FLORIDA 33487
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          (Address of principal executive offices, including zip code)

   Registrant's telephone number, including area code       (407) 994-8585

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           (Former name or former address, if changed since last report)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Stock Purchase Agreement dated as of May 31, 1996, by and among Capital Brands and the stockholders of Delta Pharmacy Services, Inc.

         (d) Letter of Coopers & Lybrand pursuant to Item 304(a)3 of Regulation S-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CAPITAL BRANDS, INC.

                                               By: /s/ BRIAN A. KAHAN
                                                   -----------------------------
                                                   Brian A. Kahan
                                                   Chief Executive Officer

DATED:  June 24, 1996

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